Exhibit 10.5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY […***…], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FOURTH AMENDMENT

Manufacturing and Supply Agreement between
W. R. Grace & Co.-Conn. and ChromaDex, Inc.

This Fourth Amendment to the Manufacturing and Supply Agreement (the “Fourth Amendment”) is made and effective as of April 15th, 2019 (the “Fourth Amendment Effective Date”) by and between W. R. Grace & Co.-Conn. (“GRACE”) and ChromaDex. Inc. (“ChromaDex”).

RECITALS

WHEREAS, GRACE and ChromaDex entered into a certain Manufacturing and Supply Agreement effective January 1, 2016 (the “Agreement”), a First Amendment to the Agreement effective February 27, 2017, a Second Amendment to the Agreement effective January 1, 2018, a Third Amendment to the Agreement effective January 1, 2019, whereby GRACE agreed to sell to ChromaDex and ChromaDex agreed to purchase from GRACE Product as defined in the Agreement and as amended below pursuant to the terms and conditions set forth therein;

WHEREAS, GRACE and ChromaDex desire and wish to further amend the Agreement as set forth herein, with the understanding that all other provisions of the Agreement, the First Amendment, the Second Amendment and the Third Amendment shall remain unchanged except as identified below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual obligations herein contained, the parties hereto agree as follows:

I. Product

The definition of Product in the Agreement as modified by the Second Amendment and reverted by the Third Amendment is deleted in its entirety and replaced with the following:

““Product” shall be […***…] defined by the Specifications.”

Except as amended and supplemented hereby, all of the terms and conditions of the Agreement and Amendment shall remain and continue in full force and effect and apply hereto. Capitalized terms not otherwise defined herein shall have the meaning given in the Agreement. This Fourth Amendment shall become effective as of the Effective Date when executed by the parties hereto.

[signatures to follow]

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IN WITNESS THEREOF, the authorized representatives of the parties have executed this Fourth Amendment to the Manufacturing and Supply Agreement effective as of the Effective Date.

W.R. Grace & Co.-Conn.		ChromaDex, Inc.

Signature:	/s/ John Gilbert	Signature:	/s/ Matthew A. Roberts
Name:	John Gilbert	Name:	Matthew A. Roberts
Title:	VP Sales	Title:	Chief Scientific Officer
Date:	7/20/2020	Date:	4/16/2019

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